AMENDED AND RESTATED PROMISSORY NOTE


Date of Note:     As of December 6, 2002

Note Amount:      $264,090,845.98

                                    RECITALS


     WHEREAS, The undersigned (collectively, the "Borrower Parties"), together with Castle rock factory shops partnership and Loveland Factory Shops Limited Partnership (collectively, "Defeasance Borrowers") are the current obligors under that certain Promissory Note dated as of October 31, 1996 in the original, principal amount of $391,500,000.00 (the "Original Note") in favor of Nomura Asset Capital Corporation, a Delaware corporation ("Original Lender");

     WHEREAS, Payee (as hereinafter defined) is the current owner and holder of the Original Note pursuant to an allonge to the Original Note executed by Original Lender in favor of Payee;

     WHEREAS, concurrently herewith, the Defeasance Borrowers are selling certain real property and improvements owned by them and which secure in part the Original Note and the Defeasance Borrowers are defeasing a portion of the indebtedness evidenced by the Original Note (the "Partial Defeasance");

     WHEREAS, in connection with the Partial Defeasance, Payee, the Borrower Parties, and the Defeasance Borrowers have agreed to sever the Original Note into two separate notes, the first being a Defeasance Promissory Note of even date herewith in the original principal amount of $74,848,811.77, executed by the Defeasance Borrowers and secured by certain securities (the "Defeasance Note"), and the second being this Amended and Restated Promissory Note (this "Note"), executed by the undersigned and secured by the Mortgages (as hereinafter defined);

     WHEREAS, the undersigned intend these recitals to be a material part of this Note; and

     WHEREAS, the undersigned hereby wish to amend and restate the Original Note in its entirety as follows:

     FOR VALUE RECEIVED, the undersigned having an address c/o Prime Retail, L.P., 100 East Pratt Street, Nineteenth Floor, Baltimore, Maryland 21202, as maker (hereinafter referred to as "Maker"), jointly and severally, do hereby covenant and promise to pay, in immediately available funds, to the order of LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle National Bank), as Trustee under that certain Pooling and Servicing Agreement dated as of December 17, 1996 for the Certificateholders of Asset Securitization Corporation Commercial Mortgage Pass-Through Certificates, Series 1996-MD VI having an address at c/o CapMark Loan Services, L.P., as Master Servicer, 245 Peachtree Center Avenue, Suite 1800, Atlanta, Georgia (hereinafter referred to as "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of Two Hundred Sixty-Four Million Ninety Thousand Eight Hundred Forty-Five and 98/100 Dollars ($264,090,845.98) or so much thereof as may be advanced (the "Loan Amount") and all other amounts due or becoming due hereunder, with interest thereon from the date hereof at the Interest Rate (as hereinafter defined), to be paid in lawful money of the United States of America, as herein provided.

                                   Page - (2)


     Interest, as calculated herein, shall be computed for any Payment Date on the basis of a 360 day year for the actual number of days elapsed on so much of the Principal Amount as is outstanding as of the day preceding such Payment Date.

     Section 1. DEFINITIONS

     As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Note shall include in the singular number the plural and in the plural number the singular. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Mortgages.

     "Additional Interest Rate" shall mean the difference between the Revised Interest Rate and the Interest Rate.

     "Amortization Schedule" shall have the meaning set forth in Section 2.01(b) hereof.

     "Due Date" shall have the meaning set forth in Section 2.01(c) hereof.

     "Interest Rate" shall mean 7.782%.

     "Maturity Date" shall have the meaning set forth in Section 2.01 (a) (iii) hereof.

     "Maximum Amount" shall have the meaning set forth in Section 4.07 hereof.

     "Payment" shall have the meaning set forth in Section 3.01 hereof.

     "Principal Payments" shall have the meaning set forth in Section 2.01(a)(i) hereof.

     "Principals" shall have the meaning set forth in Section 4.04 hereof.

     "Revised Interest Rate" shall mean the greater of (a) the interest Rate plus five hundred (500) basis points and (b) an interest rate equal to the Treasury Constant Maturity Yield Index for United states Treasury obligations having a maturity of seven (7) years plus six hundred forty-five (645) basis points determined as of the Optional Prepayment Date.

     "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519).

     Section 2. INTEREST AND AMORTIZATION PAYMENTS

     Section 2.01. (a) Payments under this Note, calculated in accordance with the terms hereof, shall be due and payable as follows:

                                   Page - (3)


     (i) Commencing on the Payment Date occurring in December, 2002 and continuing on each Payment Date thereafter until the Maturity Date (as defined below), the principal and interest due under this Note shall be due and payable in equal monthly installments in the amount of $2,010,146.09 each (the "Monthly Payment Amount").

     (ii) Commencing on the Optional Prepayment Date, in addition to the interest described in Section 2.01(a)(i), additional interest shall also accrue on the Principal. Amount at the Additional Interest Rate and on the Accrued Interest (hereinafter defined), if any, at the Revised Interest Rate. Commencing on the Payment Date after the Optional Prepayment Date, and on each and every Payment Date thereafter, in addition to the payments described in Section 2.01(a)(i), 100% of the amount of Excess Cash Flow for the calendar month preceding the calendar month in which such Payment Date occurs shall be due and shall be applied, first, to the Principal Amount until reduced to zero, second, to currently accruing interest described in the prior sentence of this Section 2.01(a)(ii), and third, to the Accrued Interest, if any. To the extent Excess Cash Flow is insufficient to pay the interest payments described in the first sentence of this Section 2.01(a) (ii) on any Payment Date, such interest shall be deferred and added to any interest previously deferred pursuant to this sentence and remaining unpaid (the "Accrued Interest"). Amounts payable pursuant to this Section 2.01(a)(ii) shall not be included in the determination of the Required Debt Service Payment, nor shall failure to pay interest or Accrued Interest pursuant to this Section 2.01(a)(ii) constitute a Default, an Event of Default or give rise to interest at the Default Rate or Late Charges.

     (iii) The entire outstanding Principal Amount, together with all accrued and unpaid interest and any other charges due hereon shall be due and payable on the Payment Date occurring in November, 2026 (the "Maturity Date").

     (b) The calculation of the amount of each regularly scheduled monthly Principal Payment is as set forth on Schedule A annexed hereto (the "Amortization Schedule"). In addition to the required payments set forth in the Amortization Schedule, from and after the Optional Prepayment Date all sums in the Curtailment Reserve Fund Sub-Account shall be applied in reduction of the Principal Amount.

     (c) To the extent Payments are or become due and payable under this Note or any of the other Loan Documents on a day (the "Due Date") which is not a Business Day, such Payments are and shall be due and payable on the first Business Day immediately following the Due Date for such Payments and in such event, the interest which accrues on the Loan from the Due Date to the first Business Day immediately following the Due Date shall not be due and payable until the next succeeding Due Date.

     (d) INTENTIONALLY DELETED.

     (e) INTENTIONALLY DELETED.

Section 2.02.     Application of Payments.
                  -----------------------

                                   Page - (4)


     (a) Each and every payment (a "Payment") made by Maker to Payee in accordance with the terms of this Note and/or the terms of any of the other Loan Documents, including, without limitation, all payments of interest and principal shall be applied as follows:

     (i) Payments, other than Unscheduled Payments shall be applied (i) first, to all interest (other than Default Rate Interest) which shall be due and payable pursuant to the terms hereof as of the date the Payment is received;
(ii) second, to the payment of Principal Amount; and (iii) third, to all Late Charges, Default Rate interest or premiums, if any, and other sums payable hereunder or under the other Loan Documents (other than those sums included in clauses (i) and (ii) of this Section 2.02(a)(i)) in such order and priority as determined by Payee in its sole discretion.

     (ii) Unscheduled Payments, other than Payments received pursuant to Section 2.01(a)(ii), shall be applied on the Payment Date received, and if any Unscheduled Payment is received on a day other than a Payment Date, at the end of the Interest Accrual Period in which such Unscheduled Payments are received
(i) first, to the Principal Amount until the entire Principal Amount has been fully amortized, and (ii) second, the balance, if any, in the manner provided in section 2.02(a)(i) (to the extent applicable after giving effect to any payments previously made pursuant to this Section 2.02.

     (iii) Payments received pursuant to Section 2.01(a)(ii) shall be applied at the times and in the manner set forth therein.

     (b) To the extent that Maker makes a Payment or Payee receives any Payment or proceeds for Maker's benefit which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligators of Maker hereunder intended to be satisfied by such Payment or proceeds shall be revived and continue as if such Payment or proceeds had not been received by Payee.

     Section 2.03. Default Rate. Time is of the essence with respect to the times set forth herein for the repayment of the Principal Amount and the interest thereon. Should any amounts due hereunder or under any other Loan Document not be paid in full on the date when the same shall be due and payable (whether by acceleration, prepayment permitted hereunder or otherwise), then in such event, the rate of interest to be paid on the entire Principal Amount of this Note and all such other amounts shall be increased to the Default Rate and shall be computed from the Due Date through and including the date, if any, upon which such Default is fully cured. The foregoing provisions shall not be construed as a waiver by Payee of its right to pursue any other remedies available to it under the Mortgages or any other Loan Document, nor shall it be construed to limit in any way the application of the Default Rate.

     Section 2.04. Voluntary Prepayments and Defeasements. Maker shall be permitted to prepay or defease the Principal Amount of this Loan only on the terms and conditions and to the extent provided in Article XV of the Mortgages. All such prepayments and defeasements shall be applied in accordance with
Section 2.02(a)(ii) hereof.

                                   Page - (5)


Section 3.        DEFAULTS

     Section 3.01. Defaults. This Note is secured, inter alia, by (i) certain mortgages, deeds of trust and deeds to secure debt, security agreements, assignments of rents and fixture filings (each herein referred to as a "Mortgage" and collectively as the "Mortgages") covering property, of Maker, as more particularly described in each Mortgage, and (ii) certain assignments of leases and rents and security deposits of even date herewith made by Maker. All terms, covenants, conditions and agreements of the Loan Documents, including without limitation, the mortgages, and the due on sale provision contained within the Mortgages, hereby constitute part of this Note, as if the same had been fully set forth herein. Each Event of Default under the Mortgages or any one or more of the other Loan Documents shall be an Event of Default hereunder.

     Section 3.02. Remedies. Upon the occurrence of an Event of Defualt, the entire Principal Amount, accrued interest and all other sums due and payable hereunder, under the Morgages or other Loan Documents shall become immediately due and payable at the option of Payee and immediately, and without notice to Maker, interest on the Principal Amount shall accrue at the Default Rate. In addtion, if, prior to the Optional Prepayment Date, the Loan has been accelerated based on an Event of Defualt, there shall also be due and payable to Payee on the accelerated maturity date an amount equal to the excess, if any, of
(a) the amount of a Defeasance Deposit for the purchase of Federal Obligations necessary to meet the Scheduled Defeasance Payments described in clause (a) of the definition of "Scheduled Defeasance Payments" over (b) the Principal Amount. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default or to exercise any other remedy available to Payee relating to such Default. If there is more than one Maker of this Note, subject to the provisions of Section 4.04 hereof, the undersigned Persons shall each be jointly and severally liable to pay the entire Loan Amount and all other sums becoming due hereunder or under the other Loan Documents.


     Section 4. MISCELLANEOUS

     Section 4.01. Waivers. (a) Maker acknowledges that the Loan evidenced by this Note is a commercial transaction and, to the fullest extent permitted by Legal Requirements, as to this Note, the Mortgages and any other Loan Documents securing this Note, Maker hereby waives all applicable exemption rights, whether under the constitution of the State of New York or otherwise and also waives valuation and appraisement, presentment, protest and demand, notice of protest, demand-and dishonor and nonpayment of this Note and, except as specifically provided herein or in the other Loan Documents, all other notices or demands to the fullest extent permitted pursuant to Legal Requirements, and hereby expressly agrees that the maturity of this Note or payment hereunder, may be extended from time to time without in any way affecting the liability of Maker or of any guarantor of this Note. No notice to, or demand on Maker shall entitle Maker to any other or future notice or demand in the same, similar or other circumstances. Maker further consents to the release of any person liable for this obligation without affecting the liability of any other party hereto or any guarantor hereof. The remedies of Payee provided herein, in the Mortgages and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively, or together, at the sole discretion of Payee, and may be exercised as often as the occasion therefor shall occur. Any delay on the part of Payee in exercising any right hereunder shall not operate as a waiver of any right, and any waiver granted for one occasion shall not operate as a waiver in the event of a subsequent Default.

                                   Page - (6)


     (b) This Note cannot be modified, terminated, extended, amended or discharged orally. No requirement hereof may be waived at any time except by a writing signed by Payee, nor shall any waiver be operative upon other than a single occasion. All rights and remedies herein specified are intended to be cumulative and not in substitution for any right or remedy otherwise available. In any action or proceeding to recover any sum herein provided for, to the extent permitted by applicable Legal Requirements, no defense of adequacy of security, or that resort must first be had to any other Person, shall be asserted. All references herein to Maker and to Payee shall be deemed to include its successors and assigns.

     Section 4.02. Taxes. Maker agrees that if, at any time, the United States of America, or any State or Commonwealth thereof or any subdivision of any such State, shall require revenue or other stamps to be affixed to this Note or the Mortgages, or impose any other tax or charges on the same, Maker will pay the same, with interest and penalties thereon, if any.

     Section 4.03. Invalidity. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Note, and the other provisions of this Note shall remain in full force and effect and shall be liberally construed in favor of Payee in order to effect the provisions of this Note.

     Section 4.04. Exculpation. Notwithstanding any provision herein or in any of the other Loan Documents to the contrary, except as set forth in this Section 4.04, Payee shall not enforce the liability and obligation of Maker to perform and observe the obligations contained in this Note, the Mortgages or the other Loan Documents by an action or proceeding wherein a money judgment shall be sought against Maker or any judgment shall be sought against any director, officer, employee, partner or stockholder of Maker, or its general partners (all of the foregoing, collectively, "Principals"). Payee, by accepting this Note, the Mortgages and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Maker or any judgment, including a judgment for specific performance, against its Principals or any one or more of them in any such action or proceeding, under or by reason of or under or in connection with this Note, the Mortgages or the other Loan Documents except to the extent necessary or appropriate to proceed against or execute or foreclose on any or all of the collateral granted to Payee under the Loan Documents. The provisions of this Section 4.04 shall not, however, (a) impair the validity of the indebtedness evidenced by this Note or in any way affect or impair the lien of the Mortgages or any of the other Loan Documents, or the right of Payee to foreclose the Mortgages or otherwise realize upon any collateral securing this Note following an Event of Default; (b) impair the right of Payee to name Maker or any other Person as a party defendant in any action or suit for judicial foreclosure and sale or otherwise under the Mortgages to the extent necessary to realize upon any collateral securing this Note; (c) impair the right of Payee to obtain the appointment of a receiver; (d) impair the enforcement of the Assignments; (e) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, fraud or intentional misrepresentation by Maker or any other Person in connection with this Note, the Mortgages or any other

                                   Page - (7)


Loan Document; (f) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, Maker's misappropriation of tenant security deposits or Rents; (g) impair the right of Payee to obtain, or Maker's personal liability for Maker's misapplication or misappropriation of insurance proceeds or condemnation awards due to Payee under the Mortgages; (h) impair the right of Payee to enforce, or Maker's personal liability for, the provisions of Section
16.01 or Section 16.02 of the Mortgages whether before or after payment in full of the Principal Amount; (i) prevent or in any way hinder Payee from exercising, or constitute a defense, or counterclaim or or-her basis for relief in respect of the exercise of, any other remedy against the collateral securing the Note as provided in the Loan Documents or as prescribed by law or in equity in case of Defaults; (j) prevent or in any way hinder Payee from exercising, or constitute a defense, a counterclaim, or other basis for relief in respect of the exercise of its remedies in respect of any judgments or other sums due from Maker to Payee other than under the Loan Documents; (k) impair the aright of Payee to bring suit with respect to, or Maker's personal liability for, Maker's misappropriation, during the continuance of an Event of Default, from any Cross-collateralized Property of any items of personalty or any fixtures or any other misappropriation with respect to any Cross-collateralized Property during the continuance of an Event of Default or (1) impair the right of Payee to bring suit with respect to, or Maker's personal liability for, losses, damages or liabilities suffered by Payee arising from any acts or omissions by Maker that resulted in waste, provided, however, that waste shall not be deemed to include the non-payment of impositions, mechanics liens, materialmen's liens or any other liens arising from work performed on, or materials delivered to, the Cross collateralized Properties.

     Section 4.05. Governing Law. (a) This Note was negotiated in New York, and delivered by Maker and accepted by Payee in the State of New York, and the proceeds of this Note were disbursed from New York, which State Maker agrees has a substantial relationship to Payee and maker and to the transaction embodied hereby, in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforceability and performance. This Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in such State (without regard to the conflicts of law rules thereof) and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant to the Mortgages and pursuant to the other Loan Documents shall be governed by and construed according to the law of the State in which the applicable Cross-collateralized Property is located, and that the Uniform Commercial Code (or decisional law) of a jurisdiction other than New York may provide the method of perfection, the effect of perfection and non-perfection, or the priority of liens and security interests in personal property, created pursuant to the Mortgages and pursuant to the other Loan Documents, it being understood that, to the fullest extent permitted by law of such state, the law of the State of New York shall govern the validity and the enforceability of all Loan Documents, and the obligations arising hereunder or thereunder. To the fullest extent permitted by law, Maker hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Note and this Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to ss. 5-1401 of the New York General Obligations Law.

                                   Page - (8)


     (b) Any legal suit, action or proceeding against Maker or Payee arising out of or relating to this Note shall be instituted in any federal or state court in New York, New York, pursuant to 5-1402 of the New York General Obligations Law, and Maker waives any objection which it may now or hereafter have to the laying of venue of any such suit, action car proceeding, and Maker hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Maker does hereby designate and appoint C.T. Corporation, having an address at 1633 Broadway, New York, New York 10019, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address and written notice of said service of Maker mailed or delivered to Maker in the manner provided in the Mortgages, shall be deemed in every respect effective service of process upon Maker, in any such suit, action or proceeding in the State of New York. Maker (i) shall give prompt notice to the payee of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute it its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

     Section 4.06. [Intentionally Omitted]

     Section 4.07. Maximum Amount. It is the intention of Maker and Payee to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between Maker and Payee, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid-or agreed to be paid in the aggregate to payee as interest hereunder or finder the other Loan Documents exceed the maximum permissible under applicable usury or such other laws (the "Maximum Amount"). In the event, for any reason whatsoever, any payment by or act of Maker pursuant to the terms hereof or pursuant to any requirements of any provision hereof or of the other Loan Documents shall result in payment of interest which would exceed the Maximum Amount, then ipso facto the obligation of Maker to pay interest or perform such act or requirement shall be reduced to the limit authorized under such Legal Requirements, so that in no event shall Maker be obligated to pay any interest, perform any act, or be bound by any requirement which would result in payment of interest in excess of a sum which is lawfully collectible, and all sums in excess of those lawfully collectible as interest shall, without further agreement or notice between or by any party hereto, be deemed applied upon principal immediately upon receipt of such moneys by payee, with the same force and effect as though Maker had specifically designated such sums to be applied to principal prepayment. Notwithstanding any provision herein to the contrary, however, no such application shall give rise to an obligation on the part of Maker to pay any prepayment premium, if any, payable pursuant to the Loan Documents. The provisions of this paragraph shall control every other provision of this Note

     Section  4.08.  Costs of  Collection.  Maker  agrees  to pay all  costs and expenses of collection incurred by Payee, in addition to principal, interest, and premiums, if any, and Late Charges, including, without limitation, reasonable attorneys, fees and disbursements, all costs and expenses incurred in connection with the pursuit by Payee of any of its rights or remedies hereunder, under the Mortgages or any of the other Loan Documents or the protection of or realization of collateral or in connection with Payee's collection efforts, whether or not suit on this Note, on any of the other Loan Documents or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand with interest thereon to be calculated at the Default Rate and shall be secured by the Mortgages and all other collateral at any time held by Payee as security for Maker's obligations to Payee.

                                   Page - (9)


     Section 4.09. Waiver of Jury Trial. Maker, to the fullest extent it may lawfully do so, waives any right it may have to trial by jury in any action, including, without limitation, any tort action, to interpose any counterclaim in any action (other than a compulsory counterclaim), and to have the same consolidated with any other or separate action brought on or with respect to this Note, the Mortgages or any other Loan Document.

     Section 4.10. Headings. The section headings in this Note are included herein for convenience of reference only and shall not constitute apart of this Note for any other purpose.

     Section 4.11. Participation. Payee shall have the right to assign this Note in whole, but not in part, the Mortgages and/or any of the other Loan Documents, and to transfer, assign or sell participation and subparticipations (including blind or undisclosed participation and subparticipations) in the Mortgages and the other Loan Documents and the obligations hereunder to any Person; provided, however, that no participation shall increase, decrease or otherwise affect either Maker's or Payee's obligations hereunder, under the Mortgages or under any of the other Loan Documents.

     Section 4.12. Amended and Restated Note. This Note amends and restates the Original Note in its entirety, upon which all applicable mortgage taxes and documentary taxes have been paid and affixed to the applicable Mortgages. To the extent there are any conflicts between the terms of the Original Note and this Note, the terms of this Note shall control. Notwithstanding the foregoing, Maker and the Defeasance Borrowers hereby acknowledge and agree that, as between Payee and the Defeasance Borrowers, the provisions of Section 4.04 of the Original Note shall be deemed to survive with respect to the Defeasance Borrowers with respect to matters arising prior to the date hereof (the "Surviving Recourse Liability Provisions"), as though such provisions were fully set forth herein. The Defeasance Borrowers hereby join into this Note for the sole purpose of acknowledging their liability, on a joint and several basis, for the Surviving Recourse Liability Provisions.

                                     * * * *

                                  Page - (10)


     IN WITNESS WHEREOF, this Note has been duly executed by Maker, the day and year first above written.


Witness:                                       CORAL ISLE FACTORY SHOPS LIMITED
                                               PARTNERSHIP
                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation,  its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________


Witness:                                       GULF COAST FACTORY SHOPS LIMITED
                                               PARTNERSHIP
                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner


                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

Witness:                                       KANSAS CITY FACTORY SHOPS LIMITED
                                               PARTNERSHIP
                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner


                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

                                  Page - (11)


Witness:                                       OHIO FACTORY SHOPS PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation,
                                                     its general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

Witness:                                       SAN MARCOS FACTORY STORES, LTD.

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________


                                               TRIANGLE FACTORY STORES LIMITED
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
                                                     Delaware limited
                                                     partnership, its managing
                                                     general partner
--------------------------------------------
ATTEST:
                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation,
                                                     its general partner
By:
     -----------------------------------
     Name:
     Title:  Secretary                         By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

                                  Page - (12)


Witness:                                       GAINESVILLE FACTORY SHOPS LIMITED
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________


Witness:                                       FLORIDA KEYS FACTORY SHOPS
                                               LIMITED PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________


Witness:                                       THE PRIME OUTLETS AT LEBANON
                                               LIMITED PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland  corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

                                  Page - (13)


Witness:                                       MAGNOLIA BLUFF FACTORY SHOPS
                                               LIMITED PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland  corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________


Witness:                                       HUNTLEY FACTORY SHOPS LIMITED
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

Witness:                                       GULFPORT FACTORY SHOPS LIMITED
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail,  Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

                                  Page - (14)


Witness:                                       GROVE CITY FACTORY SHOPS
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________

Witness:                                       DEFEASANCE BORROWERS, SOLELY FOR
                                               PURPOSES JOINING INTO SECTION
--------------------------------------------   4.12 OF THIS NOTE:

                                               CASTLE ROCK FACTORY SHOPS
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
                                                     Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________


Witness:                                       LOVELAND FACTORY SHOPS LIMITED
                                               PARTNERSHIP

                                               By:   Prime Retail, L.P., a
--------------------------------------------         Delaware limited
                                                     partnership, its managing
                                                     general partner

                                               By:   Prime Retail, Inc., a
                                                     Maryland  corporation, its
                                                     general partner

                                               By:  ________________________
                                               Name:  ______________________
                                               Title:    ______________________